Exhibit 10.104

*** INDICATES CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT THAT HAVE BEEN OMITTED PURSUANT TO ITEM 601(B) OF REGULATION S-K BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

A.N.: 130339

AMD_00165372

BlackRock Fund Advisors Attention: Tim Meyer

400 Howard Street San

Francisco, California 94105

March 17, 2015

Dear Tim:

Reference is hereby made to the Amendment (MSCI reference: AMD_00105603.0) dated December 10, 2013 (“Amendment”) to the Index License Agreement for Funds dated March 18, 2000 (“Agreement”) by and between MSCI Inc. (formerly known as Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Institutional Trust Company, N.A. (formerly known as Barclays Global Investors, N.A.) (“Licensee”). All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Amendment or the Agreement, as the case may be.

MSCI and Licensee hereby agree to modify the Amendment as follows:

1.	In Section 1 of the Amendment, the parties agree to add the following Indexes:
•	MSCI Australia 100% Hedged to USD Index
•	MSCI Korea 25 150 100% Hedged to USD Index
•	MSCI Mexico IMI 25/50 100% Hedged to USD Index
•	MSCI United Kingdom 100% Hedged to USD Index
•	MSCI Canada 100% Hedged to USD Index
•	MSCI Switzerland 25/50 100% Hedged to USD Index
•	MSCI Italy 25/50 100% Hedged to USD Index
•	MSCI Spain 25/50 100% Hedged to USD Index
•	MSCI ACWI 100% Hedged to USD Index
•	MSCI ACWI ex USA 100% Hedged to USD Index
•	MSCI EAFE Small-Cap 100% Hedged to USD Index
2.	In Section 2 of the Amendment, the parties agree to add the following Hedged ETFs:
•	iShares Currency Hedged MSCI Australia ETF
•	iShares Currency Hedged MSCI South Korea Capped ETF
•	iShares Currency Hedged MSCI Mexico Capped ETF
•	iShares Currency Hedged MSCI United Kingdom ETF
•	iShares Currency Hedged MSCI Canada ETF
•	iShares Currency Hedged MSCI Switzerland Capped ETF
•	iShares Currency Hedged MSCI Italy Capped ETF
•	iShares Currency Hedged MSCI Spain Capped ETF
•	iShares Currency Hedged MSCI ACWI ETF
•	iShares Currency Hedged MSCI ACWI ex U.S. ETF
•	iShares Currency Hedged MSCI EAFE Small-Cap ETF

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A.N.: 130339

AMD_00165372

3.	In the definition of *********** in Section 3(a) of the Amendment, the parties agree to add the following *********** for the corresponding *********** specified below:

***********

***********

***********

The parties acknowledge that the Agreement was previously amended by, among other amendments, the Amendment. This letter modifies and operates in conjunction with the Previous Amendment and the Amendment. Together this letter, the Amendment and the Agreement constitute the complete and exclusive statement of the agreement between the parties with respect to the subject matter hereof and supersede in full all prior proposals and understandings, oral or written, relating to such subject matter. To the extent that any terms of this letter conflict with any terms of the Amendment or the Agreement, the terms of this letter shall control. This letter shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

Please indicate your agreement with the foregoing by countersigning and returning a copy of this letter.

Very truly yours,

MSCI Inc.

By:	/s/ Alex Gil Name Alex Gil
Name	Alex Gil
Title:	Executive Director

ACCEPTED AND AGREED:

BlackRock Institutional Trust Company, N.A.

By:	/s/ Craig Zolan Name Craig Zolan
Name	Craig Zolan
Title:	Managing Director

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